Tecogen FY 2025 NYSE American: TGEN March 18, 2026

SAFE HARBOR STATEMENT This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, Income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 2

Table of Contents Vertiv Partnership Update Data Center Sales Pipeline Q4 Results On-Site CogenerationService Company Financials

Vertiv Partnership Update 4 In the design phase of projects with 25MW to 50MW of our chillers • Equal to 50 to 100 units of the 150-ton Dual Power Source chiller Currently Negotiating Master Partnership Agreement • Expands existing marketing agreement Working on technology demonstration project We may eventually bring our dual power source technology to Vertiv’s existing chillers • This may allow Tecogen to scale manufacturing quickly

Tecogen Data Center Opportunity Pipeline 5 Data Center MWs Chiller Type Number Status 1MW Dual Power - 150 ton 2 Vertiv demo project. 1MW Dual Power - 150 ton 2 to 4 Existing data center expansion. Site expects to be operational H1 2027 20MW Dtx - 400 ton 8 to 13, broken into two phases Final stages of negotating with tenant. Expect phase 1 - 10MW to be operational Q1 2027. 25 MW Dtx - 400 ton 8 to 10 Same owner as 20 MW project, also has a 50MW project >500MW Dual Power - 150 ton 40 Demo project with established developer. Timing TBD. 100MW Dual Power - 150 ton 100+ Filed for environmental permits. Other Projects 100MW x 2 Stx & Dtx TBD LOI for 6 Stx chillers. Multiple tenant negotations ongoing. 600MW Dtx TBD Filed for environmental permit, negotiating tenant leases

Manufacturing Capacity Update 6 Qualified sheet metal and refrigeration contract manufacturer • First article has been completed • Contract manufacturer already builds similar assemblies in hundreds of units per year Qualified electrical assembly companies • First articles have been received and qualified at Tecogen’s facility Tecogen building some inventory capacity • We are currently building some inventory capacity of the dual power source chiller to reduce lead time for data center projects

Strategic Priorities 7 Last 9 months - Focused Effort on Key Priorities • Technology – Data Center Dual Power Source Chiller • Increased marketing spend to data centers • Manufacturing throughput expansion • NYC service group – revenue and margin expansion Cash • Currently at $10m – strategic initiatives at factory and investments in NYC service groups to increase margin have resulted in higher cash burn • Expect to cut cash burn back substantially Q2 onwards (we operated on $2m from 2023 to 2025, including a factory move)

4Q 2025 Results

Tecogen, Inc. Consolidated P&L - QTD	QTD 12/31/2025	QTD 12/31/2024	% Change 2025 vs 2024
Revenues			
Product	$ 460,522	$ 1,441,910	-68.1%
Services	4,462,823	4,083,492	9.3%
Energy Production	394,652	550,121	-28.3%
Total Revenues	**5,317,997**	**6,075,523**	**-12.5%**
Cost of Sales			
Products	492,219	995,921	-50.6%
Services	2,527,701	2,009,762	25.8%
Energy Production	340,669	335,392	1.6%
Total Cost of Sales	**3,360,589**	**3,341,075**	**0.6%**
Gross Profit	**1,957,408**	**2,734,447**	**-28.4%**
Operating Expenses:			
General and Administrative	4,090,960	2,928,287	39.7%
Selling	585,163	503,145	16.3%
Research & Development	307,426	226,843	35.5%
Gain on Sale of Assets	(1,250)	(4,111)	69.6%
Goodwill and Long-Lived Asset Impairment	1,113,129	217,295	412.3%
Total Operating Expenses	**6,095,428**	**3,871,459**	**57.4%**
Loss from Operations	**(4,138,020)**	**(1,137,012)**	**-263.9%**
Other Income (Expense)	**141,387**	**(42,271)**	434.5%
Consolidated Net Income (Loss)	**$ (3,996,633)**	**$ (1,179,748)**	**-238.8%**

Key Points

- Product revenue lower in Q4 due to delays on a couple of projects
- Service revenue higher by 9% due to higher billable activity and greater unit operations
- Margin lower due to higher costs, predominantly in service
- Goodwill write down (non-cash) for ADGE / Energy assets as contracts come to end of life.
- G&A expenses, R&D and Selling expenses higher as we work to break into data center market

8

4Q 2025 Adjusted EBITDA Reconcilliation 9 Key Points • Adjusted EBITDA loss worse due to higher costs *Adjusted EBITDA is defined as net Income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and other non-recurring charges or gains including abandonment of certain intangible assets and extinguishment of debt QTD QTD % Change 12/31/2025 12/31/2024 2025 vs 2024 Net Income (Loss) (3,993,780)$ (1,186,067)$ 236.7% Interest Expense, Net 38,697 30,762 25.8% Income Tax Expense - 465 -100.0% Depreciation & Amortization 256,145 134,039 91.1% EBITDA (3,698,938) (1,020,801) 262.4% Stock Based Compensation 138,171 41,082 236.3% Gain on Sale of Marketable Securities (3,687) - Unrealized Gain on Marketable Securities (85,988) - Inventory Write Down 110,488 70,530 56.7% Goodwill and Long-Lived Asset Impairment 1,113,129 217,295 412.3% Adjusted EBITDA (2,426,825)$ (691,894)$ 250.8% Tecogen, Inc. Adjusted EBITDA - QTD

4Q 2025 Performance by Segment 10 Service Margin • NJ and Manhattan continues to be lower performing but both revenue and margin improved in the 4th quarter. • Expect to see increases in margin as we cut costs and cash burn Q2 onwards. Product Margin • Limited product revenue in Q4 due to delayed projects. QTD QTD % Change 12/31/2025 12/31/2024 2025 vs 2024 Products Segment Revenue 460,522$ 1,441,909$ -68.1% Cost of Sales 492,219 995,921 -50.6% Gross Profit (31,696) 445,988 -107.1% Gross Profit Margin -6.9% 30.9% -37.8% Services Segment Revenue 4,462,823$ 4,083,492$ 9.3% Cost of Sales 2,527,701 2,009,762 25.8% Gross Profit 1,935,122 2,073,730 -6.7% Gross Profit Margin 43.4% 50.8% -7.4% Energy Production Segment Revenue 394,652$ 550,121$ -28.3% Cost of Sales 340,669 335,392 1.6% Gross Profit 53,982 214,729 -74.9% Gross Profit Margin 13.7% 39.0% -25.4% Total Revenue 5,317,997$ 6,075,522$ -12.5% Cost of Sales 3,360,589 3,341,075 0.6% Gross Profit 1,957,408 2,734,447 -28.4% Gross Profit Margin 36.8% 45.0% -8.2% Tecogen, Inc. Segment Analysis - QTD

FY 2025 Results 11 Key Points • Product revenue up 100% • Service Revenue up 3% • Overall Revenue up 20% • Margin lower this year due to increased costs spent in service group • G&A, Sales and R&D costs higher due to investments as we work to break into data centers YTD YTD % Change 12/31/2025 12/31/2024 2025 vs 2024 Revenues Product 9,133,450$ 4,443,996$ 105.5% Services 16,616,523 16,074,870 3.4% Energy Production 1,323,737 2,100,670 -37.0% Total Revenues 27,073,710 22,619,536 19.7% Cost of Sales Products 6,097,501 3,014,655 102.3% Services 10,202,774 8,432,876 21.0% Energy Production 948,927 1,301,832 -27.1% Total Cost of Sales 17,249,202 12,749,363 35.3% Gross Profit 9,824,508 9,870,173 -0.5% Operating Expenses: General and Administrative 13,522,035 11,356,406 19.1% Selling 2,267,247 1,880,903 20.5% Research & Development 1,166,744 961,837 21.3% Gain on Sale of Assets 183 (12,181) 101.5% Goodwill Impairment 1,113,129 217,295 412.3% Total Operating Expenses 18,069,338 14,404,260 25.4% Loss from Operations (8,244,830) (4,534,087) -81.8% Other Income (Expense) 16,102 (117,118) 113.7% Consolidated Net Income (Loss) (8,249,343)$ (4,673,770)$ -76.5% Tecogen, Inc. Consolidated P&L - YTD

FY 2025 Adjusted EBITDA Reconcilliation 12 Key Points • Adjusted EBITDA loss increased YoY due to higher costs *Adjusted EBITDA is defined as net Income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and other non-recurring charges or gains including abandonment of certain intangible assets and extinguishment of debt YTD YTD % Change 12/31/2025 12/31/2024 2025 vs 2024 Net Income (Loss) (8,248,755)$ (4,760,238)$ 73.3% Interest Expense, Net 150,289 90,304 66.4% Income Tax Expense 20,615 22,565 -8.6% Depreciation & Amortization 877,675 553,783 58.5% EBITDA (7,200,176) (4,093,586) 75.9% Stock Based Compensation 348,029 172,987 101.2% Realized Gain on Marketable Securities (3,687) - Unrealized Gain on Marketable Securities (10,993) - Inventory Write Down 110,488 70,530 56.7% Goodwill and Long-Lived Asset Impairment 1,113,129 217,295 412.3% Adjusted EBITDA (5,643,210)$ (3,632,774)$ 55.3% Tecogen, Inc. Adjusted EBITDA - YTD

FY 2025 Performance by Segment 13 Service Margin • Significant investments into service group to improve margins in NJ and NYC • Product Margin • Margin flat or slightly higher on product YTD YTD % Change 12/31/2025 12/31/2024 2025 vs 2024 Products Segment Revenue 9,133,450$ 4,443,996$ 105.5% Cost of Sales 6,097,501 3,014,655 102.3% Gross Profit 3,035,949 1,429,341 112.4% Gross Profit Margin 33.2% 32.2% 1.1% Services Segment Revenue 16,616,523$ 16,074,870$ 3.4% Cost of Sales 10,202,774 8,432,876 21.0% Gross Profit 6,413,749 7,641,994 -16.1% Gross Profit Margin 38.6% 47.5% -8.9% Energy Production Segment Revenue 1,323,737$ 2,100,670$ -37.0% Cost of Sales 948,927 1,301,832 -27.1% Gross Profit 374,810 798,837 -53.1% Gross Profit Margin 28.3% 38.0% -9.7% Total Revenue 27,073,710$ 22,619,536$ 19.7% Cost of Sales 17,249,202 12,749,363 35.3% Gross Profit 9,824,508 9,870,173 -0.5% Gross Profit Margin 36.3% 43.6% -7.3% Tecogen, Inc. Segment Analysis - YTD

Summary Investments made into increasing throughput, marketing and improving margin. Multiple positive developments including demo project with Vertiv Tecogen’s pipeline is solid, team working flat out to close data center and non-data center business Expect to have cash burn reduced by Q2